SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 1999


                       Alliance Semiconductor Corporation
             (Exact name of registrant as specified in its charter)

                                     0-22594
                            (Commission File Number)

  Delaware                                              77-0057842
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation)

                            3099 North First Street,
                         San Jose, California 95134-2006
             (Address of principal executive offices, with zip code)

                                 (408) 383-4900
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On January 25, 1999, Alliance Semiconductor Corporation ("Registrant") agreed to approve a proposed merger between Maverick Networks ("Maverick"), a startup company funded by Registrant, Broadcom Corporation ("Broadcom") and a wholly-owned subsidiary of Broadcom. At the signing of the merger agreement, Registrant owned approximately 28.4% of the total outstanding shares of Maverick. In February 1998, Registrant entered into investment and technology license agreements with Maverick intended to assist Maverick in developing integrated semiconductors for multi-layer network switches.

         Broadcom is expected to issue 864,200 shares of its Class B Common Stock in exchange for all shares of Maverick's Preferred and Common Stock, including shares issuable upon exercise of employee stock options and other rights. The agreement has been approved by the Board of Directors of both companies and, according to Broadcom, is expected to close in approximately ninety (90) days. The transaction is subject to the approval of Maverick's shareholders and satisfaction of regulatory requirements and other closing conditions.

         Risk Factors

         All statements in this Report reflecting Registrant's anticipation of receiving shares of Broadcom Class B Common Stock are forward-looking; the risk factors set forth below could cause actual results to differ materially from those in the forward-looking statements. The transaction is subject to the approval of Maverick's shareholders and satisfaction of regulatory requirements and other closing conditions. In addition, Registrant's receipt of such shares is subject to regulatory approval. There can be no assurance that such approval will be obtained, or if it is obtained, that it will not be delayed. The forward-looking statements in this Report speak only as of February 2, 1999 (the date this Report is filed with the Securities and Exchange Commission). The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statement is based, in whole or in part.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Not applicable.



                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLIANCE SEMICONDUCTOR CORPORATION



Date:  February 2, 1999               By:    /s/ David Eichler
                                         ---------------------------------------
                                             David Eichler, Vice President
                                             Finance and Administration, and
                                             Chief Financial Officer